                                                                     EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William R. Johnson, Arthur Winkleblack and Laura Stein, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign H. J. Heinz Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2003 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed below as of the 9th day of July 2003 by the following persons in the capacities indicated.

Signature                                Title
---------                                -----

/s/ William R. Johnson                   Chairman of the Board of Directors,
---------------------------              President and Chief Executive Officer
William R. Johnson                       (Principal Executive Officer)

/s/ Mary C. Choksi                       Director
---------------------------
Mary C. Choksi

/s/ Leonard S. Coleman, Jr.              Director
---------------------------
Leonard S. Coleman, Jr.

/s/ Peter H. Coors                       Director
---------------------------
Peter H. Coors

/s/ Edith E. Holiday                     Director
---------------------------
Edith E. Holiday

/s/ Dean R. O'Hare                       Director
---------------------------
Dean R. O'Hare

/s/ Thomas J. Usher                      Director
---------------------------
Thomas J. Usher

/s/ James M. Zimmerman                   Director
---------------------------
James M. Zimmerman

/s/ Arthur Winkleblack                   Executive Vice President
---------------------------              Chief Financial Officer
Arthur Winkleblack

/s/ Edward J. McMenamin                  Vice President - Finance
---------------------------              (Principal Accounting Officer)
Edward J. McMenamin